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                                                                    EXHIBIT 21.1

                            CENTURY ALUMINUM COMPANY
                         SUBSIDIARIES OF THE REGISTRANT

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                                                 JURISDICTION OF
                                                 INCORPORATION/             NAME UNDER WHICH BUSINESS IS
         NAME OF SUBSIDIARY                      ORGANIZATION                         CONDUCTED
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
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Century Aluminum of West Virginia, Inc.            Delaware            Century Aluminum of West Virginia, Inc.
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Berkeley Aluminum, Inc.                            Delaware            Berkeley Aluminum, Inc.
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Virgin Islands Alumina Corporation, L.L.C.         Delaware            VIALCO
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Century Kentucky, Inc.                             Delaware            Century Kentucky, Inc.
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NSA, Ltd.                                          Kentucky            NSA, Ltd.
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Century Aluminum of Kentucky, L.L.C.               Delaware            Century Aluminum of Kentucky, L.L.C.
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